Supplement to Prospectus Dated May 1, 1995

                        Supplement Dated January 5, 1996

     As set forth on the cover page and pages 19-20 of the Prospectus, we indicated that we intended to cease offering certain Sub-accounts and their underlying mutual fund portfolios as investment options under the Annuity. On December 28, 1995, an order was granted by the Securities and Exchange Commission providing for the necessary regulatory relief to substitute alternative Sub-accounts and their underlying mutual fund portfolios for certain Sub-accounts and their underlying mutual fund portfolios that we have ceased offering as investment options under the Annuity. The following investment options have been eliminated and are no longer available as investment options under the Annuity.

                 Investment options eliminated as of December 28, 1995:

                  Alliance Short-Term Multi-Market
                  Alliance Premier Growth
                  Alliance Growth & Income
                  Alliance U.S. Government/High Grade Securities
                  Alliance Total Return
                  Alliance International
                  Neuberger & Berman AMT Growth
                  Neuberger & Berman AMT Balanced
                  Neuberger & Berman AMT Limited Maturity Bond
                  Scudder Bond
                  Scudder Capital Growth
                  Scudder Balanced
                  Scudder International
                  Janus Aspen Growth
                  Janus Aspen Aggressive Growth
                  Janus Aspen Worldwide Growth
                  Janus Aspen Balanced
                  Janus Aspen Flexible Income
                  Janus Aspen Short-Term Bond
                  AST Eagle Growth Equity
                  AST Phoenix Capital Growth


AD/AS/AC-SUPP (1/96)